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                           --------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           --------------------------

Date of Report (Date of earliest event reported) JULY 13,2000 (JULY 10, 2000)
                                                 ----------------------------

                              INETVISIONZ.COM, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

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                                    Delaware
                 (State or other jurisdiction of incorporation)


          000-28845                                     33-0285179
   ------------------------                  ---------------------------------
   (Commission File Number)                  (IRS Employer Identification No.)


19951 MARINER AVENUE, TORRANCE, CA                                     90503
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (310) 921-1999
                                                     --------------

                                       N/A
                            ------------------------
          (Former name or former address, if changed since last report)


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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Effective July 10, 2000, Mr. Mahin Samadani's resignation from his position as a director of the Registrant was accepted by the board of directors of Registrant. The Registrant believes that there was no disagreement by Mr. Samadani with any of the Registrant's operations, policies, or practices. The Board of Registrant has not yet appointed any individual to replace the vacancy left on the Board by Mr. Samadani's resignation.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   July 13, 2000                   INETVISIONZ.COM, INC.



                                         /s/  Noreen Khan
                                         ----------------------------------
                                         By:  Noreen Khan
                                         Its:   President, C.E.O., Director




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